UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024

MOTUS GI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38389	81-4042793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East Broward Boulevard, 3rd Floor Ft. Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

(954) 541-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MOTS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 7, 2024, Motus GI Holdings, Inc., a Delaware corporation (the “Company”), reconvened and completed its special meeting of stockholders (the “Reconvened Meeting”), which had been adjourned on February 16, 2024 without conducting any business, in order to provide its stockholders additional time within which to vote on the proposal described in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission on January 24, 2024. The Proxy Statement had previously been mailed to Company stockholders on or about January 25, 2024. The original record date of December 20, 2023 (the “Record Date”) remained the same for the Reconvened Meeting.

At the Reconvened Meeting, the Company’s stockholders as of the Record Date voted on the proposal listed below. This proposal is described in detail in the Proxy Statement, the relevant portions of which are incorporated herein by reference. Of the 690,247 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding and entitled to vote as of the Record Date on the proposal presented at the Reconvened Meeting, 250,443 shares of Common Stock were represented in person or represented by proxy at the Reconvened Meeting, which constituted a quorum.

Proposal 1 related to the approval, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635(d), of the potential issuance of up to 2,666,666 shares of Company Common Stock upon the exercise certain warrants, which were issued in connection with a private placement that closed on December 21, 2023. Proposal 1 was approved by a majority of the total votes cast, in person or by proxy, based upon the following votes:

FOR	AGAINST	ABSTAIN
172,676	76,066	1,701

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTUS GI HOLDINGS, INC.

Date: March 7, 2024	By:	/s/ Mark Pomeranz
	Name:	Mark Pomeranz
	Title:	Chief Executive Officer